EXECUTION COPY

DEFEASANCE ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT

THIS DEFEASANCE ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT(this "Agreement") is dated as of November 15, 2011, among ARC NYE61ST001, LLC, a Delaware limited liability company ("Pledgor"), U.S. Bank National Association, a national banking association, as trustee, under the Pooling and Servicing Agreement, dated as of December 1, 2002 (as amended from time to time, the "Pooling and Servicing Agreement"), for the registered holders of GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-3 (together with its successors and assigns, "Mortgage Lender"), SB DFZ GECMC 2002-3A Holdings, LLC, a Delaware limited liability company ("Successor Borrower"), Wells Fargo Bank, N.A., a national banking association, as master servicer ("Servicer") under the Pooling and Servicing Agreement, and, for the sole purpose of acknowledging the transactions effected by this Agreement, Wilmington Trust Company, a Delaware trust company, as Securities Intermediary and Custodian ("Intermediary").

RECITALS:

A.           New York Community Bank, a New York corporation ("Pledgee"), made a loan to Pledgor in the original principal amount of Thirteen Million Eight Hundred Twenty-Two Thousand Nine Hundred Forty-Three and 78/100 Dollars ($13,822,943.78) (the "Defeasance Loan").

B.           The Defeasance Loan is evidenced by that certain Defeasance Note, dated as of the date hereof from Pledgor to Pledgee (the "Defeasance Note").

C.           The Mortgage Loan (as defined in Section 8) and Mortgage Note (as defined in Section 8) are secured by that certain Mortgage and Security Agreement, dated as of the date of the Note (the "Mortgage"), executed by Pledgor in favor of Original Lender (as defined in Section 8) granting to Original Lender, among other things, a lien on the real property described in said Mortgage (the "Real Property"), a separate Assignment of Leases and Rents, dated as of the date of the Mortgage Note (the "ALR") and certain UCC Financing Statements (the "Financing Statements"; together with the ALR, the "Collateral Documents"). The Mortgage Loan is further evidenced or secured by various other documents executed by Pledgor and others in favor of Original Lender (together with the Mortgage Note, the Mortgage, the ALR and the Financing Statements, the "Loan Documents").

D.           Original Lender assigned all of its right, title and interest in the Mortgage Loan, and the Loan Documents to Mortgage Lender.

E.           Pursuant to the Loan Documents, Pledgor has requested that Mortgage Lender assign the Mortgage Note and the Mortgage encumbering the Real Property to Pledgee and terminate the Collateral Documents upon Pledgor's defeasance of the Mortgage Loan.

F.           Pursuant to the Loan Documents, it is a condition precedent to Mortgage Lender's obligation to assign the Mortgage encumbering the Real Property to the Pledgee and to terminate the Collateral Documents that Pledgor grant a security interest in the Pledged Collateral (as defined in the Security Agreement) to Pledgee to secure the payment and performance in full when due of all amounts payable under the Defeasance Documents.

G.          Pledgor is the legal and beneficial owner of the securities listed in Exhibit A hereto (collectively, the "Securities"), and, pursuant to the Loan Documents, and as a condition precedent to Mortgage Lender's obligation to assign the Mortgage encumbering the Real Property to Pledgee and terminate Collateral Documents, Pledgor has granted to Pledgee, pursuant to a certain Defeasance Pledge and Security Agreement, dated as of the date hereof, by and among Pledgor, Pledgee and acknowledged by Intermediary (the "Security Agreement"), a security interest in the Securities, certain other collateral and the proceeds thereof to secure the payment and performance in full when due of, all amounts payable under the Loan Documents.

H.          In connection with the Security Agreement, Pledgor, Pledgee, and Intermediary have entered into the Defeasance Account Agreement, dated as of the date hereof (the "Defeasance Account Agreement"), pursuant to which Intermediary has established and will maintain an account to hold the Pledgor's interest in the Securities and other collateral.

I.            Pledgee is assigning all of its right, title and interest in the Defeasance Note, the Security Agreement and the Defeasance Account Agreement, including its collateral interest in the Securities, to Mortgage Lender in connection with and as a material part of, the defeasance of the Mortgage Loan pursuant to that certain Lender Assignment and Assumption Agreement of even date herewith by and among Pledgee, Mortgage Lender, Pledgor, Servicer and acknowledged by the Intermediary (the "Lender Assignment and Assumption Agreement")..

J.            In connection with Mortgage Lender's assignment of the lien of the Mortgage and the Mortgage Note and termination of the Collateral Documents pursuant to the Loan Documents, Pledgor is required or permitted to transfer and assign all obligations, rights and duties under and to the Defeasance Note and the other Defeasance Documents, together with its interest in the Pledged Collateral, to a successor entity established or designated in accordance with the Loan Documents.

K.           Successor Borrower has been established or designated to be the successor entity to assume certain of Pledgor's rights and obligations under the Defeasance Documents, and Servicer, acting on behalf of Mortgage Lender, has approved Successor Borrower to be the successor entity to assume certain of Pledgor's rights and obligations under the Defeasance Documents.

L.           Pledgor desires to (i) have Pledgee assign all of the rights and obligations of Pledgee under the Defeasance Documents to Mortgage Lender, (ii) have Mortgage Lender assign the Mortgage encumbering the Real Property, the Note to Pledgee, (iii) transfer certain of its rights and obligations under the Defeasance Documents to Successor Borrower, and (iv) obtain a release of certain of its rights and obligations under the Defeasance Documents and the other Loan Documents to the extent provided herein, and Successor Borrower desires to assume certain of Pledgor's rights and obligations under the Defeasance Documents and acquire Pledgor's right, title and interest in the Pledged Collateral.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1.        Definitions.

Each capitalized term used and not defined herein shall have the meaning assigned to such term in the Security Agreement or the Defeasance Account Agreement.

Section 2.        Assignment of Secured Obligations and Securities.

Pledgor hereby sells, transfers and assigns to Successor Borrower, effective as of the date hereof, (a) the Secured Obligations including, without limitation, all obligations, rights and duties in, to and under, and subject to the terms of, the Defeasance Documents including the requirement to prepay Note pursuant to the notice given in the Certificate of Borrower and (b) all of Pledgor's right, title and interest in and to the Pledged Collateral, subject to the terms of the Defeasance Documents and to the rights of Mortgage Lender and the obligations of Intermediary pursuant to the Security Agreement and the Defeasance Account Agreement.

Section 3.        Assumption of Loan Obligations.

(a)                     Successor Borrower, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby assumes, and agrees to be bound by and to perform: (1) each of the Secured Obligations and all other covenants, agreements, representations and warranties of Pledgor under the Defeasance Documents, first arising or accruing on or after the Closing Date, and (2) each of the obligations, covenants, agreements, representations and warranties of Successor Borrower contained herein (the failure to comply with Section 3(a)(1) or Section 3(a)(2) shall constitute an Event of Default); provided however, Successor Borrower shall not assume any obligations (i) under Section 4 of the Security Agreement (with respect to the Securities transferred to Successor Borrower on the date hereof), (ii) under Section 6 of the Security Agreement, to the extent that such obligations have been fully performed by Pledgor or parties other than Successor Borrower prior to the transfer of the Securities to Successor Borrower, (iii) that may arise as a result of the Pledgor's failure to effect the initial perfection of Mortgage Lender's interest in the Pledged Collateral prior to the transfer of the Pledged Collateral to Successor Borrower, (iv) that may arise as a result of any misrepresentation or misstatement made by Pledgor in any of the Defeasance Documents or otherwise made by Pledgor in connection with the defeasance transaction contemplated under this Agreement or (v) arising under the Defeasance Note or other Loan Documents (to the extent that such Loan Documents are incorporated in the Defeasance Note), which (1) relate to the use or operation of the Real Property or (2) conflict with any express covenants or obligations assumed by Successor Borrower under the other Defeasance Documents; provided, further, however, except as otherwise expressly provided in Section 3(b) below, Successor Borrower shall be liable to Mortgage Lender only to the extent of the Pledged Collateral, and Mortgage Lender shall have no recourse against, and Mortgage Lender shall not enforce any monetary judgment against, assets of Successor Borrower other than the Pledged Collateral, with respect to the Secured Obligations. Nothing herein is intended to limit or restrict Mortgage Lender's rights or remedies with respect to the Pledged Collateral.

(b)                     Notwithstanding the foregoing, Successor Borrower (but not its members or manager) shall be personally liable for all claims, demands, liabilities, deficiencies, losses, damages, judgments, costs, and expenses, including without limitation reasonable attorneys' fees and costs of collection incurred, suffered or paid by Mortgage Lender as a result of:

(i)           any representation, warranty or certification made by or on behalf of Successor Borrower for the benefit of Pledgee or Mortgage Lender in any Defeasance Document (or in any modification or supplement thereto), or in any certificate, report, financial statement or other item furnished to Pledgee or Mortgage Lender in connection with this transaction having been false or misleading in any material respect as of the time made or furnished;

(ii)          the Pledged Collateral or any part thereof or interest therein becoming subject to any security interest, pledge, covenant, lien, or other encumbrance whether junior, pari passu or senior to the interest of Mortgage Lender as a result of actions of Successor Borrower;

(iii)         the Pledged Collateral or any part thereof or interest therein being sold, assigned, transferred, conveyed or otherwise disposed of, or becoming the subject of any attempted sale, assignment, transfer or conveyance, by Successor Borrower;

(iv)         any of the Events of Default described in subparagraphs (vii), (viii), (ix),  (x), (xi), or (xii) of Section 9(a) of the Security Agreement shall occur as a result of actions of Successor Borrower or circumstances relating to Successor Borrower;

(v)          Successor Borrower's failure at any time to be a Single Purpose Entity; or

(vi)         arising because the funds in the Pledged Collateral Account are insufficient to satisfy all obligations due under the Note or under any other Defeasance Documents (without taking into account (a) reinvestment income or (b) failure by an Obligor to satisfy its obligations under the Securities).

Successor Borrower's assumption of the obligations of Pledgor as set forth above under the Defeasance Documents other than the Defeasance Note is limited to those obligations arising on and after the date hereof With respect to the Defeasance Note, Successor Borrower expressly assumes liability for interest accruing on the Defeasance Loan from the first day of the interest accrual period in which the defeasance contemplated herein occurs, which shall be paid from Pledged Collateral deposited by the Pledgor into the Pledged Collateral Account in accordance with the provisions of the Defeasance Account Agreement.

(c)                     Notwithstanding anything to the contrary set forth in Section 3(bl, Mortgage Lender shall have no recourse for any claims, demands, liabilities, deficiencies, losses, damages, judgments, costs and expenses, including, without limitation, legal fees and expenses, under Section 3(b) or otherwise under the Defeasance Documents against any assets (other than the Pledged Collateral) of Successor Borrower that have been pledged to Mortgage Lender pursuant to any other defeasance transaction until such transaction has been paid in full pursuant to which Successor Borrower becomes the successor borrower under one or more defeased mortgage loans held by Mortgage Lender.

(d)          In addition to the rights of Mortgage Lender under the Defeasance Documents, Successor Borrower hereby grants to Mortgage Lender and Servicer a power of attorney to file, at Successor Borrower's cost, any franchise or other administrative filings which may be required to maintain Successor Borrower's good standing and legal existence in the event Successor Borrower fails to do so and such failure continues for thirty (30) days after written notice.

(e)          Successor Borrower shall deliver to Mortgage Lender, within thirty (30) days after written request from Mortgage Lender, certification signed by an officer of Successor Borrower or of Successor Borrower's managing member or general partner, as applicable, certifying that such officer is familiar with the activities and operations of Successor Borrower and Successor Borrower's affiliates and all transactions entered into by Successor Borrower during the preceding twelve months (or since the date of Successor Borrower's formation, if Successor Borrower was formed during such preceding twelve month period), and that, to such officer's knowledge, Successor Borrower has conducted itself as a Single Purpose Entity during such period, has filed all tax returns required to be filed during such period and has paid all taxes due and payable during such period. If requested by Mortgage Lender, each such certification shall be accompanied by an original certificate of existence or good standing issued by the Secretary of State of the jurisdiction of Successor Borrower's formation dated not more than thirty (30) days prior to date of such certification. In addition to any other remedies that Mortgage Lender may have under the Defeasance Documents, in the event of the failure of Successor Borrower to maintain its status as a Single Purpose Entity in good standing, Successor Borrower's failure to file all required tax returns and pay all taxes that it owes or Successor Borrower's failure to file all forms and documents required to maintain its separate legal existence, in each case, which failure shall continue for thirty (30) days after written notice, Successor Borrower hereby agrees to the assumption of the Defeasance Loan by, and the transfer of the Pledged Collateral to, a Single Purpose Entity designated by Mortgage Lender and hereby appoints Mortgage Lender and Servicer as attorneys-in-fact with power of attorney to affect such transfer and assumption.

Section 4.             Acknowledgment of Mortgage Lender.

Subject to the satisfaction, or written waiver, of all conditions to defeasance set forth in the Loan Documents, Mortgage Lender hereby consents to (a) the assignment of the lien of the Mortgage on the Real Property to Pledgee, the endorsement of the Note to Pledgee, and the termination of the Collateral Documents, (b) the transfer of Pledgor's rights in the Pledged Collateral and rights and obligations under the Defeasance Documents to Successor Borrower and (c) the assumption in accordance with Section 3 of Pledgor's rights, title and interest in the Pledged Collateral and Pledgor's rights and obligations under the Defeasance Documents by Successor Borrower.

Section 5.             Release of Pledgor.

Subject to satisfaction, or written waiver, of all conditions to defeasance set forth in the Loan Documents, and, if applicable, confirmation from each of the Rating Agencies that the transactions contemplated by the Defeasance Documents will not result in a downgrade, qualification or withdrawal of the current rating of any of the Certificates or a failure to satisfy the criteria for defeasances established by each of the Rating Agencies. Mortgage Lender shall promptly assign without representation, warranty or recourse the Mortgage on the Real Property and the Mortgage Note to Pledgee, and Mortgage Lender hereby releases and discharges Pledgor and American Realty Capital New York Recovery REIT, Inc., Nicholas S. Schorsch and William M. Kahane (to the extent any such guarantor is liable, if any, collectively "Guarantor") from all claims, liabilities and obligations under the Loan Documents, with the exception of the Mortgage Note and the Mortgage on the Real Property, and the Defeasance Documents related to events first occurring or arising after the Closing Date, provided, however, Pledgor and Guarantor (to the extent liable, if any) shall not be released from liability for any loss or damages suffered, or expenses incurred, by Mortgage Lender, Intermediary or Successor Borrower as a result of or established pursuant to a claim, liability or obligation:

(i)           arising from Pledgor's obligations under Sections 4, 5 or 6 of the Security Agreement;

(ii)          with respect to any representation, warranty or certification of Pledgor under the Defeasance Documents or the Loan Documents or in any certificate, report, financial statement or other item delivered by or on behalf of Pledgor in connection therewith that proves to have been false or misleading in any material respect when made or delivered;

(iii)         arising from any losses, damages, costs and expenses of any kind, including without limitation, the reasonable fees and disbursements of counsel, which may be incurred by Pledgor in connection with the endorsement of the Defeasance Note and the assignment of the Mortgage Note and Mortgage to Pledgee in order to facilitate the avoidance of liability for certain New York mortgage recording taxes in connection with the Defeasance Loan;

(iv)         arising as a result of the transfer of, or creation and perfection of the first priority lien on, the Pledged Collateral being deemed void or voidable, for any reason whatsoever, as a result of any action or inaction by Pledgor or any other payment made by Pledgor in respect of amounts due under the Loan Documents on or prior to the date hereof being recovered from Mortgage Lender by Pledgor, its creditors, or any other person for any reason whatsoever;

(v)          for any other failure by Pledgor to pledge the Pledged Collateral to Mortgage Lender or take any action necessary to effect the initial first priority perfection of Mortgage Lender's security interest therein or to effectively transfer the Pledged Collateral to Successor Borrower in accordance with the Defeasance Documents;

(vi)         arising under any environmental indemnity agreement or provision, among Pledgor and Original Lender or similar instruments or provisions executed by Pledgor (or others) in favor of Original Lender or Mortgage Lender, any other indemnity obligations or other obligations in the Loan Documents and Defeasance Documents that, by their terms, survive the release of the lien of the Mortgage; or

(vii)        arising as a result of an Event of Default under the Security Agreement that results from circumstances relating to Pledgor, or actions of Pledgor, included in subsections (iii) through (xii) of Section 9(a) of the Security Agreement.

Without limiting any other remedies Mortgage Lender may have, upon any Event of Default arising under the Defeasance Documents or the Loan Documents from any breach, act or omission of Pledgor to the date hereof, Mortgage Lender shall be entitled to enforce all of its remedies set forth in the Defeasance Documents and the Loan Documents against Pledgor. Except as expressly set forth in this Agreement, Mortgage Lender hereby releases Pledgor from its obligations under the Loan Documents, with the exception of the Mortgage Note and the Mortgage on the Real Property, and the Defeasance Documents. Mortgage Lender hereby further authorizes and directs Pledgor to file an assignment or termination of any Collateral Document filed in connection with the Mortgage Loan reflecting Pledgor or Original Pledgor as debtor and Mortgage Lender or Original Lender as secured party. Pledgor agrees to file any such assignment or termination at its expense.

Section 6.         Release of Mortgage Lender and Servicer.

Pledgor hereby covenants and agrees that: (i) from and after the date hereof, Mortgage Lender and Servicer may deal solely with Successor Borrower in all matters relating to the Mortgage Loan and the Defeasance Loan and (ii) Mortgage Lender and Servicer have no further duty or obligation of any nature relating to the Defeasance Loan, the Loan Documents or the Defeasance Documents to Pledgor. The Pledgor hereby releases Mortgage Lender, Pledgee and Servicer, and each of their predecessors in interest, together with all officers, directors, employees and agents of each of the foregoing, from all claims, causes of action and liabilities relating directly or indirectly to the Mortgage Loan or the Defeasance Loan, the Real Property, the Loan Documents, the assignment to the Pledgee of the Mortgage Note and Mortgage, including but not limited to any New York mortgage recording tax and the closing of the defeasance transaction contemplated by the Defeasance Documents, arising on or prior to the date hereof, including any and all claims arising from or relating to negotiations, demands, requests or exercise of remedies in connection with the Mortgage Loan or the Defeasance Loan and the closing of the defeasance transaction contemplated by the Defeasance Documents.

Section 7.          Representations and Warranties.

(a)                     Pledgor represents and warrants to the other parties hereto that, as of the date hereof:

(i)          except as provided in the Modification, Waiver and Consent Agreement dated as of the date hereof by and between Pledgor and Mortgagee Pledgee (the "Waiver"), all principal, interest and other amounts due and payable on or before the date hereof under the Mortgage Note and the Defeasance Note and the other Defeasance Documents and Loan Documents have been paid;

(ii)         no non-monetary default has occurred and is continuing under any of the Defeasance Documents or Loan Documents beyond any applicable grace or notice period;

(iii)        the fair market value of the Real Property is greater than the face amount of the Securities;

(iv)        Pledgor has not incurred any indebtedness other than the Defeasance Loan, the Mortgage Loan and indebtedness permitted under the Loan Documents;

(v)         the pledge of the Securities to Pledgee, the assignment of the pledge of the Securities to Mortgage Lender and the transfer of the Securities to Successor Borrower are not done in contemplation of insolvency or bankruptcy or with an intent to hinder, delay or defraud any of Pledgor's creditors;

(vi)        Pledgor is not insolvent immediately before signing this Agreement and is not being rendered insolvent by the pledge of the pledge of the Securities to Pledgee, the assignment of the pledge of the Securities to Mortgage Lender and the transfer of the Securities to Successor Borrower;

(vii)       the assets owned by Pledgor immediately after giving effect to the pledge of the Securities to Pledgee, the assignment of the Securities to Mortgage Lender and transfer of the Securities to Successor Borrower represent an amount of capital that is not unreasonably small for the business in which Pledgor is engaged, and Pledgor does not intend to engage in any other business for which such capital would be unreasonably small;

(viii)      at the time of the pledge of the Securities to Pledgee, the assignment of the Securities to Mortgage Lender and the transfer of the Securities to Successor Borrower, Pledgor does not intend to, or believe that it will, incur debts that would be beyond its ability to pay as such debts matured;

(ix)        the proceeds of the Securities (without regard to reinvestment income) will be sufficient to make all payments required under the Defeasance Documents, including all amounts required under Section 4(f) of the Defeasance Account Agreement; and

(x)         the Loan Documents do not contain provisions requiring Pledgor to make any scheduled payments that by their terms would be payable on or after the date of the defeasance transaction contemplated herein, other than scheduled payments of principal and interest under the Defeasance Note, including annual surveillance fees of rating agencies or servicing or trustees fees with respect to securitization of the Mortgage Loan, except such payments as have been specifically identified by Pledgor and either (a) expressly assumed by Successor Borrower under the Defeasance Documents, or (b) paid in full in advance by Pledgor in connection with the closing of the defeasance transaction contemplated herein.

(b)               Successor Borrower, relying on the Accountant's Letter, represents and warrants to the other parties hereto, and hereby covenants for the benefit of such parties, that the proceeds of the Securities (without regard to reinvestment income and assuming no default by any obligor under the Securities) will be sufficient to make remaining scheduled payments of interest and principal as required under the Defeasance Note, including payment of the Defeasance Note in full on the Maturity Date.

  (c)              Successor Borrower also represents and warrants to the other parties that:

(i)            Successor Borrower is a limited liability company, and is and shall be duly organized, validly existing and in good standing under the laws of the State of Delaware. Successor Borrower has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted, and to enter into and perform its obligations under this Agreement and the other Defeasance Documents;

(ii)           the execution and delivery of this Agreement, the assumption of the Pledgor's obligations under the Security Agreement, and performance of all of Successor Borrower's obligations thereunder have been duly authorized by all necessary and appropriate action of Successor Borrower;

(iii)          no consent or approval of any person, entity, or governmental authority is required with respect to the execution and delivery of this Agreement and the Defeasance Account Agreement by Successor Borrower or the consummation by Successor Borrower of the transactions contemplated thereby or the performance by Successor Borrower of its obligations under this Agreement and the other Defeasance Documents, except such consents or approvals as have already been obtained;

(iv)          this Agreement, the Security Agreement and the Defeasance Account Agreement are the legal, valid and binding obligations of Successor Borrower, enforceable against Successor Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws of general applicability affecting the enforcement of creditors' rights;

(v)           [reserved];

(vi)          since its formation, Successor Borrower has not changed its jurisdiction of organization. Successor Borrower shall not change its name as it appears in the organizational documents on file in its jurisdiction of organization, or change its jurisdiction of organization until (A) it has given Mortgage Lender not less than 30 days prior written notice of its intention to do so, clearly describing the new name or jurisdiction, and (B) it has provided Mortgage Lender with any information regarding the new name or jurisdiction as Mortgage Lender may request. If Successor Borrower intends to change its name or change its jurisdiction of organization, Successor Borrower shall cooperate with Mortgage Lender in taking all action required by Mortgage Lender to maintain perfection, priority and validity of the lien of Mortgage Lender in the Pledged Collateral granted by the Security Agreement;

(vii)         Successor Borrower has no notice or knowledge of any adverse claim, lien or encumbrance with respect to the Pledged Collateral;

(viii)        Successor Borrower is, has been since the date of its formation, and shall at all times continue to be, a Single Purpose Entity;

(ix)         Successor Borrower shall not transfer, pledge or encumber, or permit to be transferred, pledged or encumbered any direct membership interest in Successor Borrower or more than a 49%, in the aggregate, indirect membership-interest in Successor Borrower;

(x)          Successor Borrower is not insolvent immediately before signing this Agreement;

(xi)         At the time of the pledge of the Securities to Pledgee, the assignment of the Securities to Mortgage Lender and the transfer of the Securities to Successor Borrower, Successor Borrower does not intend to, or believe that it will, incur debts that would be beyond its ability to pay as such debts mature; and

(xii)        Successor Borrower shall deliver to Servicer and Intermediary an executed Internal Revenue Service Form W-9 within a reasonable time after the Closing Date.

(d)                     Intermediary hereby acknowledges and confirms that any fees and expenses related to investments in the Default Permitted Investment (as defined in the Defeasance Account Agreement) or wire transfers from the Pledged Collateral Account to Successor Borrower or to Servicer are included in the fees already paid to Intermediary.

Section 8.          Conditions to Defeasance.

The parties hereto acknowledge that the Defeasance Loan was made in connection with, and as a material part of, the defeasance of a Fifteen Million Eight Hundred Fifty Thousand and No/100 Dollars ($15,850,000.00) loan (the "Mortgage Loan") to Pledgor. The Mortgage Loan is evidenced by that certain Promissory Note in the original principal amount of Fifteen Million Eight Hundred Fifty Thousand and No/100 Dollars ($15,850,000.00), dated as of October 9, 2002 (the "Mortgage Note"), made by Pledgor in favor of Deutsche Banc Mortgage Capital, L.L.C., a Delaware limited liability company ("Original Lender"), secured by a Mortgage and Security Agreement, dated as of the date of the Mortgage Note (the "Mortgage") granting a security interest in the Real Property. The Mortgage Note and Mortgage have been assigned by Original Lender to Mortgage Lender. Pledgor represents, warrants and covenants that the Defeasance Note is identical in all material respects to the Mortgage Note, and each of Pledgor and Successor Borrower intend to report and treat, and shall report and treat, the Defeasance Note as a continuation of the Mortgage Note, and not as new indebtedness for all federal, state and local income tax purposes.

Subject to the Waiver, Pledgor represents, warrants and covenants that it has satisfied the conditions set forth in the defeasance provisions of the Loan Documents to effectuate the assignment of the lien of the Mortgage and the defeasance of the Mortgage Loan on the date hereof, or such conditions have been waived in writing by Mortgage Lender. Pledgor will deliver on the date hereof a Certificate of Borrower in form and substance acceptable to Mortgage Lender, and Pledgor acknowledges that Successor Borrower will rely on such Certificate of Borrower and on the representations set forth herein as a condition to entering into this Agreement. Pledgor further acknowledges and agrees that all proceeds from the Pledged Collateral in excess of amounts due under the Defeasance Documents will be used to pay the reasonable expenses of Successor Borrower in making the payments due under the Defeasance Documents and managing its obligations under the Defeasance Documents and any balance will be the sole property of Successor Borrower.

Section 9.       Modifications.

This Agreement may not be amended, modified or otherwise changed in any manner, except by a writing executed by all of the parties to this Agreement. Notwithstanding the foregoing, from and after the date hereof, any new agreement pertaining to the Defeasance Loan and any amendment, modification or extension of the Defeasance Documents may be made solely by Successor Borrower and Mortgage Lender and shall not require the consent or execution of Pledgor. No such changes will increase Pledgor's obligations under the Loan Documents and the Defeasance Documents that continue after the date of this Agreement as set forth in Section 5 above.

Section 10. Approvals.

Pledgor and Successor Borrower each hereby represents and warrants to Mortgage Lender, with respect to itself, that such entity has obtained any and all third-party approvals and consents required to be obtained in connection with the execution and delivery of this Agreement and the performance of such entity's obligations hereunder.

Section 11. Successors and Assigns.

This Agreement applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.

Section 12. GOVERNING LAW; JURISDICTION.

THIS AGREEMENT AND ALL OTHER RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE UCC AND INCLUDING NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 BUT OTHERWISE WITHOUT REGARD TO LAWS OF THE STATE OF NEW YORK CONCERNING CONFLICTS OF LAWS OR CHOICE OF FORUM.

PLEDGOR, MORTGAGE LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY HEREBY IRREVOCABLY SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK AND TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS AGREEMENT OR ANY OTHER DEFEASANCE DOCUMENT OR ANY ACTION RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIPS CREATED BY OR UNDER THE DEFEASANCE DOCUMENTS (IN EACH CASE, AN "ACTION') SHALL, AT THE ELECTION OF MORTGAGE LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF MORTGAGE LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE STATE OF NEW YORK. PLEDGOR, MORTGAGE LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY HEREBY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK IN CONNECTION WITH ANY ACTION AND HEREBY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR PURPOSES OF ANY ACTION. PLEDGOR, MORTGAGE LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY HEREBY WAIVE AND AGREE NOT TO ASSERT, AS A DEFENSE TO ANY ACTION OR A MOTION TO TRANSFER VENUE OF ANY ACTION: (I) ANY CLAIM THAT SUCH PARTY IS NOT SUBJECT TO SUCH JURISDICTION; (II) ANY CLAIM THAT ANY ACTION MAY NOT BE BROUGHT AGAINST IT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY THOSE COURTS, OR THAT SUCH PARTY IS EXEMPT OR IMMUNE FROM EXECUTION; (III) THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM; OR (IV) THAT THE VENUE FOR THE ACTION IS IN ANY WAY IMPROPER.

Section 13. Entire Agreement.

This Agreement and the other agreements referred to herein constitute all of the agreements among the parties relating to the matters set forth herein and supersede all other prior or concurrent oral or written letters, agreements or understandings with respect to the matters set forth herein.

Section 14. Full Force and Effect.

Except as modified by this Agreement and the other Defeasance Documents, the Loan Documents shall remain unchanged and in full force and effect.

Section 15. Counterparts.

This Agreement may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.

Section 16.     Notices.

All notices or other communications hereunder shall be given in accordance with Section 14 of the Security Agreement, and shall be sent to Successor Borrower at the following addresses:

Successor Borrower: SB DFZ GECMC 2002-3A Holdings, LLC
235 Whitehorse Lane
Kennett Square, Pennsylvania 19348

Section 17. Waiver of Trial by Jury

PLEDGOR, MORTGAGE LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER MAY EXIST WITH REGARD TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY PLEDGOR, MORTGAGE LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH A RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. PLEDGOR, MORTGAGE LENDER, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY EACH IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 17 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.

Section 18. Indemnification.

Pledgor acknowledges that it has requested the endorsement of the Defeasance Note and the assignment of the Mortgage to Pledgee in order to facilitate the disposition of the Real Property in compliance with all applicable laws and regulations regarding the payment of certain New York mortgage recording taxes. Pledgor agrees to indemnify Mortgage Lender, Successor Borrower and Servicer and their respective successors and assigns (collectively, the "Indemnitees") and hold the Indemnitees harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by an Indemnitee arising out of or in connection with liability for the New York mortgage recording tax (or any portion thereof) resulting from the defeasance of the Mortgage Loan or structuring the defeasance to minimize the New York mortgage recording tax or in connection with any investigative, administrative or judicial proceedings (whether or not the Indemnitee shall be designated a party thereto) relating to or arising out liability for the New York mortgage recording tax resulting from the defeasance of the Mortgage Loan or structuring the defeasance to minimize the New York mortgage recording tax. In addition, the parties hereto acknowledge that no party shall have a claim against the assets of Mortgage Lender in connection with the assessment of any New York mortgage recording tax resulting from the defeasance of the Mortgage Loan.

IN WITNESS WHEREOF, each of the parties hereto has caused this Defeasance Assignment, Assumption and Release Agreement to be executed and delivered by its duly authorized officer effective as of the date first above written.

PLEDGOR:

ARC NYE61ST001, LLC, a Delaware limited liability company

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

SUCCESSOR BORROWER:

SB DFZ GECMC 2002-3A Holdings, LLC, a Delaware limited liability company

By:	/s/ Scott Klein
Name:	Scott Klein
Title:	Director

MORTGAGE PLEDGEE:

U.S. Bank National Association, a national banking association, as Trustee for the registered holders of GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-3

By: Wells Fargo Bank, N.A., a national banking association, as master servicer

By:	/s/ Eric H. Johnson
Name: Eric H. Johnson
Title: Assistant Vice President

SERVICER:

Wells Fargo Bank, N.A., a national banking association, as master servicer

By:	/s/ Eric H. Johnson
Name: Eric H. Johnson
Title: Assistant Vice President

Wilmington Trust Company, a Delaware trust company, acting in its capacity as Securities Intermediary and Custodian with respect to the Pledged Collateral, hereby acknowledges the terms and conditions of, and the transactions effected by, this Agreement.

Wilmington Trust Company, a Delaware trust company

By:
Name:	Jeanne M. Oiler
Title:	Assistant Vice President

EXHIBIT A

Securities Schedule